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               SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES:

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      Cash Management Fund Institutional     Cash Reserves Fund Institutional
         Institutional
                                             DWS Money Market Series
      Cash Reserve Fund                         Managed Shares
         Prime Series                           Institutional Shares

The following information supplements the disclosure in the "Other Policies and Risks" section of each fund's prospectuses:

The fund may also post on the Web site, on a more frequent basis, a percentage breakdown of the holdings of the fund by type of security.

The following information replaces similar disclosure in the "Policies You Should Know About -- Transaction Processing" or "Policies You Should Know About -- Policies about transactions" section of each fund's prospectuses or supplements the disclosure in the "Policies You Should Know About -- Transaction Processing" section of DWS Money Market Series -- Institutional Shares prospectus:

Transaction Processing. Orders for the purchase of shares by wire transfer will normally be effective at the share price next computed after receipt of the wire transfer of the amount to be invested. If a wire transfer purchase order is received in good form prior to 5:00 p.m. Eastern time, it will normally receive the dividend for that day. Shareholders known to the fund may notify the fund's transfer agent in advance of their wire transfer purchase by calling the fund's transfer agent prior to the 5:00 p.m. Eastern time cut-off time and providing the amount of the order. The shareholder will receive a confirmation number for the trade. If the fund receives the wire transfer by the close of the Fed wire system, the trade will be entitled to that day's dividend. If the fund does not receive the wire transfer by the close of the Fed wire system, the trade may not receive the dividend for that day and, depending upon the circumstances, the trade may receive the dividend for the following business day or may be cancelled or rejected and, in any case, the shareholder may be charged for any losses or fees that result, which may be paid by deductions from their account or otherwise. The fund's distributor may refuse to allow any shareholder to trade with the



March 31, 2008
DMF-3660

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fund in this manner any require that the wire transfer of purchase proceeds be received before the trade is considered in good form.

Investments by check will be effective on the business day following receipt and will earn dividends the following business day.

Orders processed through dealers or other financial services firms via Fund/SERV will be effected at the share price calculated on the trade day (normally the date the order is received). Purchases processed via Fund/SERV will begin earning dividends on the day a fund receives the payment (typically the next business day). For redemptions processed via Fund/SERV, you generally will receive dividends accrued up to, but not including, the business day that payment for your shares are made.

When selling shares, shareholders generally receive dividends up to, but not including, the business day following the day on which the shares were sold. If the fund receives a sell request before 5:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, the proceeds will normally be wired on the same day. However, the shares sold will not earn that day's dividend.

As noted elsewhere in the prospectus, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received earlier in the day will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

The following information replaces similar disclosure under the "Policies You Should Know About -- How the fund calculates share price" section of each fund's prospectuses:

The fund is open for business each day the New York Stock Exchange is open. Normally, the fund calculates its share price once every business day at 5:00 p.m. Eastern time. The close of regular trading on the Exchange is typically 4:00 p.m. Eastern time, but sometimes it is earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading. In the event of scheduled partial day trading or unscheduled suspensions of trading on the Exchange, the calculation of share price shall be as of the close of trading on the Exchange and the latest time for receipt of wire purchase transactions entitled to receive same day dividend treatment and for receipt of redemption orders for same day



March 31, 2008
DMF-3660


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wire transfer of proceeds will be the earlier of (a) the times set forth in the prospectus or (b) the early closing time of the Exchange. The fund seeks to maintain a stable $1.00 share price.

Except as provided below, purchase, redemption and exchange orders must be received in good order by 4:00 p.m. Eastern time (or prior to the close of the fund, if the Exchange closes early on such date) on a business day on which the fund is open in order to be effective on that day; otherwise such orders will be effective on the next business day. However, on a normal business day that the fund calculates its share price at 5:00 p.m. Eastern time as provided above, purchase orders with payment sent by wire and redemption orders with proceeds to be sent by wire, ACH or check that are communicated by telephone (but not by the Automated Information Line) and are received in good order by 5:00 p.m. Eastern time on such business day will be effective on that business day.

The fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the Exchange is closed, or beyond an Exchange early closing time (referred to as a "Limited Trading Period") if: (a) the Federal Reserve system is open, (b) the primary trading markets for the fund's portfolio instruments are open and (c) the Advisor believes there will be adequate liquidity in the short-term markets. During any such Limited Trading Period, the fund will only accept purchase orders by wire with advance telephone notification and telephone redemption orders with proceeds to be sent by wire, ACH or check and will not accept orders by any other means. (Automated Telephone Line orders are not permitted.) If redemption proceeds are requested by ACH or check, the transmission of the ACH payment or the mailing of the check, as the case may be, will be delayed by at least one business day in comparison to normal trading periods. Orders submitted by other means will be processed on the next day that the Exchange is open. The calculation of share price will be at the time set forth in the prospectus for normal trading days. Orders must be submitted by the cut-off times for receipt of wire purchases entitled to that day's dividend and for receipt of telephone redemption orders for same day wire transfer, which will be the earlier of: (a) the times set forth in the prospectus for normal trading days or (b) such earlier times that the fund determines based on the criteria described above. If redemption proceeds are requested by ACH or check, orders must be received prior to the calculation of share price. Please call (877) 237-1131 or visit our Web site at www.moneyfunds.deam-us.db.com for additional

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information about whether the fund will be open for business on a particular day. Information concerning the intention of a fund to be open for a Limited Trading Period will be available at least one business day prior to the applicable day that the Exchange is closed or is closing early in the case of scheduled closings and as soon as practical in the case of unscheduled closings.















               Please Retain This Supplement for Future Reference



March 31, 2008
DMF-3660


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